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BRANDES
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Brandes Emerging Markets Value Fund

Supplement dated January 4, 2019 to the
 Summary Prospectus dated May 2, 2018

Effective December 31, 2018, Douglas C. Edman, CFA has retired from Brandes Investment Partners and will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Edman are hereby removed from the Summary Prospectus.

Please retain this Supplement with the Summary Prospectus.